UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 2, 2002
                                                 -------------------------------


                                   POINT.360
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
-------------------------------   ----------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


  7083 Hollywood Boulevard, Suite 200, Hollywood, CA       90028
--------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)


                                 (323) 957-7990
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

        On October 2, 2002, R. Luke Stefanko resigned in all capacities as an officer, director and employee of Point.360 (the "Company"). Concurrently, Haig
S. Bagerdjian, the Company's Chairman of the Board, was appointed to positions of President and Chief Executive Officer.

        In connection with his resignation, Mr. Stefanko entered into three separate agreements with the Company:

        1. A Resignation and General Release Agreement pursuant to which he resigned all positions held, together with mutual releases. Mr. Stefanko's existing employment contract will be terminated.

        2. A Consulting Agreement with the Company to consult a specified number of hours per month for two years. Mr. Stefanko will be paid $10,000 per month through December 2002 and at an hourly rate thereafter. As further consideration, his existing stock options will be extended to the end of the consulting period.

        3.  A  Noncompetition   Agreement  which  prohibits  Mr.  Stefanko  from
competing with the Company for one year except for specified activities. Mr. Stefanko cannot solicit Company employees for three years.

        Concurrent with the above agreements, Mr. Bagerdjian purchased 1,436,179 shares of Point.360 common stock owned by Mr. Stefanko, representing approximately 16% of the outstanding common stock of Point.360. Mr. Bagerdjian beneficially owns approximately 25% of the common stock of Point.360. Mr. Bagerdjian is not a party to any agreement or other arrangement regarding the voting, disposition or acquisition of any other shares of the common stock of Point.360.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

  10.1  Resignation and General Release  Agreement dated October 2, 2002 between
        R. Luke Stefanko and the Company.

  10.2 Consulting Agreement dated October 2, 2002 between R. Luke Stefanko and the Company.

  10.3 Noncompetition Agreement dated October 2, 2002 between R. Luke Stefanko and the Company.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Point.360
                                        ----------------------------------
                                                  (Registrant)



      Date: October 11, 2002        By: /s/ Alan R. Steel
                                        ----------------------------------
                                            Alan R. Steel
                                            Executive Vice President,
                                            Finance and Administration,
                                            Chief Financial Officer







                                       3